ACCURIDE™

Industry-Leading Commercial Vehicle Products

Gabelli & Co. – 39th Annual Automotive Aftermarket Symposium

Forward Looking Statements

Statements contained in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Accuride's expectations, hopes, beliefs and intentions with respect to future results. Such statements are subject to the impact on Accuride's business and prospects generally of, among other factors, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in Accuride's Securities and Exchange Commission filings, including those described in Item 1A of Accuride's Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Any forward-looking statement reflects only Accuride's belief at the time the statement is made. Although Accuride believes that the expectations reflected in these forward-looking statements are reasonable, it cannot guarantee its future results, levels of activity, performance or achievements. Except as required by law, Accuride undertakes no obligation to update any forward-looking statements to reflect events or developments after the date of this news release.

Agenda

- Company Overview

Rick Dauch
President & CEO

- Strategic Growth Initiatives
  - Gianetti acquisition
  - Lightweight drum technology
- Q&A

Company Overview

Company Overview

- **Leading supplier of components to the North American commercial vehicle industry**
  - #1 producer of steel wheels; #2 producer of aluminum wheels
  - Brake drums, disc wheel hubs and slack adjusters among leaders in their categories
- **3 Business units: Accuride Wheels, Gunite, and Brillion Iron Works**
- **2,250 associates in North America with 9 operational sites**
- **Industrial Markets Served:**
  - Wheels & Gunite: Class 5-8 OEMs (Truck & Trailer) and Aftermarket segments (OES, WDs, Buying Groups)
  - Brillion: Agricultural, Mining & Industrial; Oil & Gas; Class 5-8 Powertrain (OEM & Tier 1s)
- **$705 million FY 2014 Consolidated Revenue, as follows:**

Businesses


Brillion
19%
Gunite
24%
Wheels
57%

Customers


Navistar
14%
Daimler
13%
Volvo/Mack
11%
Paccar
7%
Other
55%

Markets


Other
25%
A/M
36%
Trailer
10%
Class 5-8
29%

Product Range at a Glance



Steel Wheels #1	Aluminum Wheels #2	Brake Drums #2	Disc Wheel Hubs #3	Slack Adjusters #3	Rotors & Spoke Wheels

Accuride is the industry's only single source wheel-end solutions provider

Accuride History

Firestone Steel Products Company

ACCURIDE



- 1854 – Gunite forms in Rockford, Illinois
- 1898 – Brillion Iron Works ductile iron foundry
- 1905 – Firestone Forms Steel Products
- 1962 – Imperial Fabricating Forms
- 1974 – Henderson Steel Wheel Plant Opens
- 1986 – 1987 - Bain purchases Steel Wheels & creates Accuride
- 1988 – 1988 - Sold to Phelps Dodge
- 1997 – JVs formed with Kaiser (Erie) & IaSa (Monterrey)
- 1998 – Sold to KKR
- 2005 – Acquisition of TTI business
- 2010 – Stock relisted NYSE with ticker ACW
- 2010 – Chapter 11
- 2011-14 – New Senior Leadership Team formed
- 2011-14 – "Fix & Grow" Strategy
  - Fix "Core" Assets
  - Divest "Non-Core"
- Future – Profitable Global Growth





ACCURIDE
ACW
NYSE



100 YEARS AGO
1854
GUNITE





The New York Times
Firestone to Sell Unit
Bain & Company, Inc

tti

"GREAT" RECESSION

Bostrom Seating

Fabco

IMPERIAL GROUP

More than 150 years of industry-leading performance

Accuride Leadership Team

R. Dauch
President & CEO

P. Wittgen
Admin Asst

S. Martin
SVP, HR & Legal

- HR & Benefits
- Labor Relations
- Legal
- Communications
- Gov't Affairs

P. Wright
DIR, IT Systems

- Hardware
- Software
- Network
- PLEX Project

G. Risch
SVP, CFO

- Treasury & IR
- Controller/FPA
- Pricing
- Tax & Reporting
- Audit

C. Monroe
VP, Sales & Mktg

- OEM Sales
- Market Analysis
- Business Dev

Jd. Marhevko
VP, Quality/LEAN

- Quality & Warranty
- Field Service
- LEAN MFG
- EHS

M. Blair
SVP, Supply Chain

- Purchasing
- Distribution
- Customer Service
- Freight & Logistics
- Inventory Control
- Supplier Quality

S. Hazlett
SVP, Operations

- Wheels Operations
- Gunite Operations
- Regional & AM Sales
- Wheel-end Engineering

D. Adams
President, Brillion

- BIW Operations
- BIW Engineering
- BIW Sales & Marketing
- Business Development

Original Team
New Hire ('11-12)
Promotion

Strong management team in place – with global operating experience

Accuride Vision and Values

Our Vision: *Accuride will be the premier supplier of wheel-end system solutions to the global commercial vehicle industry*

Our Values:

- Ethical & Respectful
- Customer Centric
- Technology & Quality Leaders
- Cost Competitive
- Safe, Progressive & Inclusive
- Environmentally Conscious
- Fiscally Conservative



Share Price
Grow Globally
Create a competitive cost structure & LEAN operating culture
Divest non-core assets
Fix core business & operations
Customer Centric, Technology Leadership
Ethical People, Selfless Leaders, Team Oriented
"GROW" (2015 – 2020)
Profitable Global Growth
"FIX" (2011-2014)
Significant Cultural, Operational & Financial Improvements

Fix Accomplishments: 2011-14


Create a Competitive Cost Structure & LEAN Operating Culture
Divest Non-Core Assets Fix Core Business & Operations
Customer Centric, Technology Leadership
Ethical People, Selfless Leaders, Team Oriented

Create a Competitive Cost Structure & LEAN Operating Culture

- All business units operating at world class operating metrics
- 3 Association of Manufacturing Excellence (AME) and Daimler Masters of Quality awards
- Common QMS, EHS, LEAN MFG systems implemented
- Corporate led Supply Chain initiatives & leverage
- Negotiated competitive new CBA's - BIW, Erie, Rockford

Divest Non-Core Assets , Fix Core Business & Operations

- 4 non-core assets divested since Q4 2010
- Over $150 million invested in core business units to upgrade equipment and improve efficiencies, capacity and capability:
  - Steel wheel capacity consolidated, new coating technology
  - Aluminum wheel capacity doubled, small acquisition
  - Gunite restructured from 3 to 1 operating facilities
- Implementing common ERP & CRM systems (2013-15)

Customer Centric, Technology Leader

- Sales organization restructured – more customer touch points
- Significant upgrade in engineering, manufacturing & quality
- Three year product development roadmaps created

Ethical People, Selfless Leaders, Team Oriented

- New executive leadership team – 7 of 8 positions since '11
- New board members – 4 of 7 (Diverse global experience)
- Plant leadership teams upgraded – 20 -80% personnel change

Wheels Business Unit

Wheels Revenue (2012-2014)



$420.0
$400.0
$380.0
$360.0
$340.0
$320.0
$414.3
$364.6
$402.1
2012
2013
2014

Wheels Adjusted EBITDA (2012-2014)



$102.0
$92.0
$82.0
$72.0
$62.0
$52.0
$42.0
$32.0
$22.0
$12.0
$89.7
$68.5
$78.7
2012
2013
2014

$55 Million investment to double our aluminum wheel manufacturing capacity in North America



Wheels
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
640,000
870,000
700,000
1,150,000
860,000
1,500,000
1,120,000
2010
2011
2012
2013
Base capacity
6/24 increment
7/24 increment

$6.5 Million investment in Steel Armor, a state-of-the-art coating system for Accuride's steel wheels



STEEL ARMOR

Investment in Gunite

- **Facility Improvements – $9.5M**
  - Roof and Floor
  - Air Management System
  - Associate Work Areas
  - Office Renovation

- **Foundry Upgrades – $13.1M**
  - Air Quality Upgrade
  - Wiring & Controls Upgrades
  - Cupola Rebuilds
  - Drum Auto-Grinding & LEAN

- **Machining Upgrades – $35.8M**
  - Merrill Drum Machining
  - Maus Hub Machining
  - Relocate Hub Machining

- **Slack Assembly Line – $2.6M**
  - New Slack Assembly Line
  - Slack Line Work Area

Significant Equipment & Process Upgrades







2011-14 investment of $61M supported Gunite's performance turnaround

Gunite's Improved Performance

Performance Prior to Investment	Performance After Investment

Performance Prior to Investment

- On Time Delivery: < 40%
- Quality: >10% scrap > 12,000 ppm
- Lead Times: 6-7 weeks and past due
- 2 major quality spills ($8-10M cost)
- Loss of standard position at Navistar & Paccar
- Three manufacturing locations

Performance After Investment

- On Time Delivery: 99%
- Quality: <2.5% scrap; 50 ppm
- Quality Spills: Zero since 2011
- Lead Times: 1-14 days
- Recent wins: Daimler Aftermarket Parts
- Significant OE, aftermarket quoting activity
- One manufacturing location

Gunite Revenue (2011-2014)


$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$251.1
$222.0
$169.0
$171.3
2011
2012
2013
2014

Gunite Adjusted EBITDA (2011-2014)


$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
($5.0)
($10.0)
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
(2.0%)
(4.0%)
$6.6
2.6%
($4.2)
(1.9%)
4.9%
$8.3
12.6%
$21.5
2011
2012
2013
2014

Competitive position restored, Gunite capitalizing on organic growth opportunities

Financial Highlights

$ Millions	2012	2013	2014	2014	2015
	For the Fiscal Year Ending Dec. 31,			YTD Sept. 30,	
Net Sales	$794.6	$642.9	$705.2	$532.4	$532.5
YOY Growth	--	(19.1%)	9.7%	--	0.0%
Operating Income (Loss)	(139.2)	1.2	32.6	28.9	31.0
Percent to Sales	(17.5%)	0.2%	4.6%	5.4%	5.8%
Net Income (Loss) From Cont Ops	$(167.4)	$(26.3)	$(2.1)	$3.0	$7.3
EPS Fully Diluted	(3.66)	(0.56)	(0.04)	0.06	0.16
Adjusted EBITDA	$65.9	$47.0	$78.0	$62.3	$66.3
Percent to Sales	8.3%	7.3%	11.1%	11.7%	12.5%
Free Cash Flow	$(31.2)	$(43.9)	$3.7	$(12.5)	$13.3
Percent to Sales	(3.9%)	(6.8%)	0.5%	(2.3%)	2.5%
Total Debt	$324.1	$330.2	$323.2	$331.0	$322.0
Less: Cash	$(26.8)	$(33.4)	$(29.8)	$(21.5)	$(39.1)
Net Debt	$297.3	$296.8	$293.4	$309.5	$282.9
Net Debt to Adj. EBITDA	4.51x	6.31x	3.76x	4.29x	3.45x

Strong Y-O-Y Operating Improvements

Strategic Growth Initiatives

Global Wheel Market Share



Steel Wheels
Aluminum Wheels
North America
9%
2%
32%
57%
Accuride
Maxion
Others
KIC
28%
72%
Alcoa
Accuride
Europe
7%
13%
46%
33%
Mefro
Maxion
Magnetto Gianetti
Others
17%
83%
Alcoa
Others
Brazil
4%
3%
2%
91%
Maxion
Others
RW
Brasroda
14%
86%
Alcoa
Italspeed

Opportunities to grow our market share outside of North America

Note: Market share based on units sold
Source: Frost & Sullivan

Creating Global Wheels Footprint

North America plan:

- Achieve "best-in-class" operational performance
- Establish "industry leading" product technology
- Rationalize ST wheel capacity
- Expand AL wheel capacity

European JV strategy:

- Acquire steel wheel assets & EU design technology
- Leverage Accuride's world-class steel wheel product technology & LEAN manufacturing systems capability
- Strengthen and expand customer relationships


Step 1: Enter Europe
(2015)
Enter Asia
(TBD)
Enter Brazil
(TBD)
S
S/A
S/A
S
S
S

S – Steel wheels
A – Aluminum Wheels

Our European JV is the first step in establishing Accuride as a global wheel company

Key Terms and Company Profile







Key Terms: ACW acquires 70% of Gianetti in exchange for €19.75M CAPEX investment over 3 years to **'Fix & Grow'** business

Current parent, CLN Group, will own remaining 30%

Location: Ceriano Laghetto (Milan)

Employees:

Salary Staff	48
Hourly Labor	154
Total	202

Product Portfolio: Truck wheels, diameter from 16" to 24"
Steel Rims for motorcycles

YTD Results (Sept): Revenue - $28.7 million
EBITDA – $(2.2) million

Main Customers: IVECO, VOLVO, DAIMLER, HARLEY-DAVIDSON MOTOR CYCLES, MAN

Compelling Strategic Rationale

- **Geographical Diversification & Expansion**
  - Enter Western & Central European Markets
  - European market recovery and size
- **Strengthen & Expand Customer Relationships**
  - Strengthen: Daimler, Volvo/Renault, Paccar/DAF
  - Expand: MAN, Scania, Iveco, Harley Davidson
- **Expand product portfolio**
  - EU qualified wheels (also used in Brazil)
  - Motorcycle wheels



European Commercial Vehicle Outlook
600000
500000
400000
300000
200000
100000
0
Class 4-7
Class 8
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

European CV Steel Wheel Manufacturers



7%
13%
46%
33%
Mefro
Maxion
Magnetto Gianetti
Others

European Truck Manufacturers



Scania 8%
Renault 5%
DAF 9%
Daimler 44%
Volvo 10%
MAN 11%
Iveco 13%

European "Fix & Grow" Plan (2016-20)

- Implement Accuride Operating Systems and Standards (2015-17):
  - Educate & train Gianetti associates on LEAN MFG and Supply Chain principles
  - Analyze value stream maps, balance charts and material scheduling processes
- Select CAPEX Investments:
  - Upgrade & expand existing steel wheel manufacturing capacity and facility
  - Consolidate & transfer excess & idle capacity
  - Free up floor space for future investments
- Transfer/Share Product, Process & Systems Technology:
  - Light-weighting of Steel Wheels
  - Wheel coating technology
  - European Engineering Standards
  - Common IT systems
- Gain Market Share:
  - Steel Wheels (achieve #1-2 market share)

2-3x European Sales @ Accuride Wheel type income levels by 2018-20

Lightweight Drum Technology



- **Compelling Industry Dynamics:**
  - U.S. EPA issued rules to reduce greenhouse gases (GHG) and improve the fuel efficiencies for medium- and heavy-duty trucks
  - Phase I standards apply to new vehicles manufactured in the model years 2014-19 required 10-20% reduction in fuel/mile
  - Phase II announced in 2015 builds on Phase I standards
  - A 10% drop in the truck weight reduces fuel use between 5-10%

- **Development:**
  - 18-24 month development period



- **Technology: Patented lightweight brake drum for commercial vehicle and military markets**
  - Cast aluminum drum with a selectively reinforced wear surface
  - Reinforcement is from metal matrix composite (MMC) preform
  - 61 lb. drum saves approximate 100 lb. per axle (~300 lb. per 3-axle Class 8 truck)
  - 5 issued U.S. Patents (product and process) – 2 pending U.S. Patent applications
  - Reinforced wear surface provides improved braking performance & longer life (2x-3x)



- **Drums Prototyped and Field Tested**
  - Interest from U.S. Military Tactical Wheeled Vehicle Programs and Defense OEM's
  - Major US Truck OEM has invested in MMC prototypes and completed significant field tests with positive results

Innovative brake technology saves 100 lbs. per axle

Summary

Well-Positioned for First Profitable Year in Nearly 10 years

- "Fix & Grow" Investments Yielding World-Class Operating Performance
- Capable, Available Capacity to Handle Higher Volumes, Gain Share
- Reduced Cost Structure & Expected Revenue Growth Driving Profitability
- Making Adjustments at Brillion in Response to End Market Conditions
- Focused on Revenue Growth and Margin Expansion at All Business Units
- Continued Development and Commercialization of New Product Technology
  - Lightweight Drum Technology
  - Steel Armor Protective Coating
- Focused on Improving Operations and Growing Revenue at Gianetti

Well positioned for another strong year

Questions